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                                                                   EXHIBIT 10.41

                      SENIOR SUBSIDIARY SECURITY AGREEMENT

      SECURITY AGREEMENT (the "AGREEMENT"), dated as of January __, 2005, by and between Warp Solutions, Inc., a Delaware corporation (the "GRANTOR") and Crestview Capital Master, LLC, a Delaware limited liability company as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Noteholders (as defined below).

                                  WITNESSETH:

      WHEREAS, contemporaneously with the execution and delivery of this Agreement, pursuant to a Senior Note and Warrant Purchase Agreement dated as of the date hereof (as amended, modified, restated or otherwise supplemented from time to time, the "PURCHASE AGREEMENT") Warp Technology Holdings, Inc., a Nevada corporation ("ISSUER") is issuing certain Senior Secured Promissory Notes (the "NOTES") to the Purchasers identified in the Purchase Agreement; and

      WHEREAS, it is a condition precedent to the purchasing of the Notes that Grantor shall have executed a certain Senior Guaranty (the "Guaranty") of this date relating to Issuer's obligations in connection with the Notes; and

      WHEREAS, it is also a condition precedent to the purchasing of the Notes that Grantor shall have granted a first priority security interest, pledge and lien on Grantor's assets and properties and the proceeds thereof to Collateral Agent to secure the Guaranty for the benefit of those Purchasers and their successors, heirs and assigns ("Noteholders"); and

      WHEREAS, simultaneously with the issuance of the Notes, Issuer is issuing certain other notes ("Other Notes") that have payment terms and collateral that are subordinate to the Notes; and

      WHEREAS, it is also a condition precedent to the purchasing of the Notes that the Noteholders and the Collateral Agent enter into a Collateral Agency Agreement (the "COLLATERAL AGENCY AGREEMENT") of this same date pursuant to which the Noteholders, and the holders of the Other Notes appoint Collateral Agent as their agent with respect to the collateral for, and certain of their rights and remedies relating to, the Notes and the Other Notes; and

      WHEREAS, it is also a condition precedent to the purchasing of the Notes that the Grantor, the Noteholders, the Collateral Agent and the holders of the Other Notes enter into an Intercreditor and Subordination Agreement (the "INTERCREDITOR AGREEMENT") that, among other things, confirms that the Notes, and the collateral for the Notes, are senior in priority to the Other Notes and the collateral for the Other Notes.

      NOW, THEREFORE, in consideration of the premises and in order to induce the Purchasers to purchase the Notes, Grantor hereby agrees with Collateral Agent as follows:

      SECTION 1. GRANT OF SECURITY AND PLEDGE. Grantor hereby transfers, grants, bargains, sells, conveys, hypothecates, assigns, pledges and sets over to Collateral Agent for its benefit and

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the ratable benefit of Noteholders, and hereby grants to Collateral Agent for its benefit and the ratable benefit of Noteholders a perfected pledge and security interest in, all of Grantor' right, title and interest in and to the following (the "COLLATERAL"):

      (a) all "accounts" as defined in the Uniform Commercial Code as in effect from time to time in the State of New York, or when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction (the "UCC'), including by way of example and not of limitation, all present and future accounts, accounts receivable and other rights of Grantor to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance (collectively, the "ACCOUNTS");

      (b) (i) all "inventory" as defined in the UCC, and (ii) all goods and merchandise now owned or hereafter acquired by Grantor wherever located, whether in the possession of Grantor or of a bailee or other person for sale, storage, transit, processing, use or otherwise consisting of whole goods, components, supplies, materials, or consigned, returned or repossessed goods which are held for sale or lease or to be furnished (or have been furnished) under any contract of service or which are raw materials, work-in-process, finished goods or materials used or consumed in Grantor's business or processed by or on behalf of Grantor (regardless of whether characterized as inventory under the UCC) (collectively, the "INVENTORY");

      (c) (i) all "equipment" as defined in the UCC, and (ii) all machinery, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, vehicles, vessels, aircraft and all other goods of every type and description (other than Inventory), in each instance whether now owned or hereafter acquired by Grantor and wherever located (collectively, the "EQUIPMENT");

      (d) all "general intangibles" as defined in the UCC, including by way of example and not of limitation, all rights, interests, choses in action, causes of action, claims and all other intangible property of Grantor of every kind and nature (other than Accounts, Trademarks, Patents and Copyrights), in each instance whether now owned or hereafter acquired by Grantor, including, without limitation, all general intangibles; all corporate and other business records; all loans, royalties, and other obligations receivable; all inventions, designs, trade secrets, computer programs, software, printouts and other computer materials, goodwill, registrations, copyrights, licenses, franchises, customer lists, credit files, correspondence, and advertising materials; all customer and supplier contracts, firm sale orders, rights under license and franchise agreements (including all license agreements with any other Person (as defined in the Purchase Agreement) in connection with any of the Patents and Trademarks or such other Person's names or marks, whether Grantor is a licensor or licensee under any such license agreement), and other contracts and contract rights; all interests in partnerships and joint ventures; all tax refunds and tax refund claims; all right, title and interest under leases, subleases, licenses and concessions and other agreements to the extent assignable relating to real or personal property; all payments due or made to Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any person or governmental authority; all credits with and other

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claims against carriers and shippers; all rights to indemnification; all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interest in trusts; all proceeds of insurance of which Grantor is beneficiary; and all letters of credit, guaranties, liens, security interest and other security held by or granted to Grantor; and all other intangible property, whether or not similar to the foregoing (collectively, the "GENERAL INTANGIBLES");

      (e) all "chattel paper" as defined in the UCC, including by way of example and not of limitation, all electronic chattel paper, all instruments, all notes and debt instruments and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor, and all bills of lading, warehouse receipts and other documents of title and documents, in each instance whether now owned or hereafter acquired by Grantor;

      (f) all property or interests in property now or hereafter acquired by Grantor which hereafter may come into the possession, custody or control (within the meaning of Sections 9-104 through 9-107 of the UCC) of Collateral Agent or any agent or affiliate of Collateral Agent in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise), and all rights and interests of Grantor, now existing or hereafter arising and however and wherever arising, in respect of any and all (i) notes, drafts, letters of credits, stocks, bonds, and debt and equity securities, whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; (ii) money); (iii) proceeds of loans and notes; and (iv) insurance proceeds and books and records relating to any of the property covered by this Agreement; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof;

      (g) all of Grantor's now owned or existing and filed and hereafter acquired or arising and filed trademarks, service marks, trademark or service mark registrations, trade names, trademark or service mark applications, trade styles, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof (except for "intent to use" applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed), and including, without limitation, each mark, registration, and application listed on Schedule 3 attached hereto and made a part hereof (as the same may be amended pursuant hereto from time to time), and (i) renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payment for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, (iv) all rights corresponding thereto throughout the world, and (v) together in each case with the good will of Grantor's business connected with the use of each such trademark, service mark, trade name and trade dress (all of the foregoing being herein referred to as the "TRADEMARKS");

      (h) all of Grantor's now owned or existing and filed and hereafter acquired or arising and filed patents and patent applications of the United States and any other country, and all registrations and recordings thereof, including, without limitation, applications, registrations and

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recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Grantor, and including without limitation the inventions and improvements described and claimed therein, and those patents and patent applications listed on Schedule 4 attached hereto and made a part hereof, and (a) all reissues, divisions, continuations, renewals, extensions and continuations in part thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, (d) all rights, title and interests corresponding thereto throughout the world (all of the foregoing patents and applications, and (e) the goodwill of Assignor's business connected with and symbolized by the foregoing, together with the items described in clauses (a) (d), are sometimes hereinafter individually and/or collectively referred to as the "PATENTS");

      (i) all of Grantor's now held or hereafter acquired interest in any written agreement naming Grantor as licensor or licensee (including, without limitation, those listed on Schedule 4), granting any right under any Patent, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Patent (the "PATENT LICENSES");

      (j) all of Grantor's now owned, registered and unregistered, and hereafter acquired or arising, registered and unregistered, copyrights and copyright applications of the United States, or any other country, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright Office, the Library of Congress or in any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof, including those listed on Schedule 5 attached hereto and made a part hereof (as the same may be amended pursuant hereto from time to time), and (i) the renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights, title, and interests corresponding thereto throughout the world (all of the foregoing being herein referred to as the "COPYRIGHTS");

      (k) all of Grantor's now held or hereafter acquired interest in any written agreement naming Grantor as licensor or licensee (including, without limitation, those listed on Schedule 5), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright (the "COPYRIGHT LICENSES");

      (l) all books, records, ledger cards and other property at any time evidencing or relating to the Accounts, Equipment, General Intangibles, Trademarks, Patents, Copyrights, Patent License or Copyright Licenses;

      (m) all shares of capital stock owned by Grantor, including, without limitation, all shares of capital stock listed on Schedule 6 hereto (as such schedule may be amended or supplemented from time to time) of the issuers listed thereon (individually, an "ISSUER", and collectively, the "ISSUERS") and all shares of capital stock of any Issuer obtained in the future by

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Grantor and the certificates, if any, representing or evidencing such shares and any interest of Grantor on the books and records of such Issuer or on the books and records of any securities intermediary pertaining to such shares, and, subject to Section 9 below, all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, and all rights and privileges of Grantor with respect to such shares (the "PLEDGED SHARES");

      (n) all interests in any general partnership, limited partnership, limited liability partnership or other partnership held by Grantor, including, without limitation, all partnership interests listed in Schedule 7 hereto (as such schedule may be amended or supplemented from time to time) of the partnerships listed thereon (individually, a "PARTNERSHIP", and collectively, the "PARTNERSHIPS") and all partnership interests in any Partnership obtained in the future by Grantor and the certificates, if any, representing or evidencing such interests and any interest of Grantor on the books and records of such Partnership or on the books and records of any securities intermediary pertaining to such interest, and, subject to Section 9 below, all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests, and all rights and privileges of Grantor with respect to such interests (the "PLEDGED PARTNERSHIP INTERESTS");

      (o) all interests in any limited liability company held by Grantor, including, without limitation, all limited liability company interests listed in
Schedule 8 hereto (as such schedule may be amended or supplemented from time to time) of the limited liability companies listed thereon (individually, an "LLC", and collectively, the "LLCS") and all interests in any LLC obtained in the future by Grantor and the certificates, if any, representing or evidencing such interests and any interest of Grantor on the books and records of such LLC or on the books and records of any securities intermediary pertaining to such interest, and, subject to Section 9 below, all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests, and all rights and privileges of Grantor with respect to such interests (the "PLEDGED LLC INTERESTS");

      (p) (the Pledged Shares, the Pledged Partnership Interests, the Pledged LLC Interests being collectively called the "PLEDGED COLLATERAL");

      (q) all letter of credit rights, as defined in the UCC (the "LETTER OF CREDIT RIGHTS";

      (r) all other personal property of Grantor, whether tangible or intangible, and whether now owned or hereafter acquired, including, but not limited to, all deposit accounts (general or special) with any bank or other financial institution; and

      (s) all proceeds and products of any of the foregoing, in any form, including, without limitation, any claims against third parties for loss or damage to or destruction of any or all of the foregoing and, to the extent not otherwise included, all (i) payments under insurance (whether or not Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable

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by reason of loss or damage to or otherwise with respect b any of the foregoing
Collateral and (ii) cash.

      Notwithstanding anything contained herein to the contrary, the total amount of shares of capital stock or other ownership interests of any Person pledged pursuant to this Agreement that is not incorporated or organized in the United States shall in no event exceed sixty-six percent (66%) of the total outstanding shares of capital stock or such other ownership interests thereof (the "FOREIGN ISSUER LIMIT") if, and so long as, pledging those shares subjects Grantor to a material tax liability.

      For avoidance of doubt, it is expressly understood and agreed that, to the extent the UCC is revised subsequent to the date hereof such that the definition of any of the foregoing terms included in the description of Collateral is changed, the parties hereto desire that any property which is included in such changed definitions which would not otherwise be included in the foregoing grant on the date hereof be included in such grant immediately upon the effective date of such revision. Notwithstanding the immediately preceding sentence, the foregoing grant is intended to apply immediately on the date hereof to all Collateral to the fullest extent permitted by applicable law regardless of whether any particular item of Collateral is currently subject to the UCC.

      SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement and the Collateral secure the payment of all Obligations (as defined below). "OBLIGATIONS" means any and all of the following: (i) Grantor's existing and future obligations (of any kind whatsoever) under the Guaranty, which include Issuer's existing and future obligations under the Purchase Agreement, the Notes, the Collateral Agency Agreement, this Agreement and all other Transaction Documents (as defined in the Purchase Agreement); and (ii) (a) any amounts that Collateral Agent may advance or spend for the maintenance or preservation of the Collateral and (b) any other expenditures that Collateral Agent may make under the provisions of this Agreement, the Guaranty or any other Transaction Document or for the benefit of Grantor; (iii) all amounts owed under any modifications, renewals, refinancings, restructurings or extensions of any of the forgoing obligations; or (iv) any of the foregoing that arises after the filing of a petition by or against Grantor under the Bankruptcy Code, even if the obligations do not accrue because of the automatic stay under Section 362 of the Bankruptcy Code or otherwise.

      SECTION 3. DELIVERY OF PLEDGED COLLATERAL; OTHER ACTIONS. Upon written request by Collateral Agent, all certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by Collateral Agent pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Collateral Agent. Upon the occurrence and during the continuance of any Event of Default, Collateral Agent shall have the right (for the ratable benefit of Noteholders) at any time in its discretion and without notice to Grantor, to transfer to or to register in the name of Collateral Agent or any of its nominees any or all of the Pledged Collateral.

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      SECTION 4. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants as follows:

      (a) all of the Inventory and/or Equipment (other than motor vehicles and other immaterial amounts of Inventory and Equipment) is located at the places specified in Schedule 1 hereto. The jurisdiction of formation, organization or incorporation, the chief place of business and chief executive offices of Grantor and the offices where Grantor keeps its records concerning any Accounts and any Receivables and all originals of all chattel paper which evidence any Account are located at the places specified in Schedule 2 hereto. All trade names under which Grantor have sold and will sell Inventory are listed on
Schedule 3 hereto.

      (b) Grantor owns the Collateral free and clear of any lien, security interest, charge or encumbrance (each, a "LIEN") except for the following:
("Permitted Liens"): security interests created by this Agreement, security interests in favor of the Other Noteholders that are subordinated (and so long as they remain subordinated) to the security interests created by this Agreement pursuant to the terms of the Intercreditor Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Collateral Agent relating to this Agreement.

      (c) Grantor owns no Trademarks, Patents or Copyrights or has any material Trademarks, Patents or Copyrights registered in, or the subject of pending applications in, the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, other than those described in Schedules 3, 4 and 5 hereto. The registrations for the Trademarks, Patents and Copyrights disclosed on such Schedules 3, 4 and 5 hereto are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and, to the knowledge of Grantor, each such Patent, Trademark and Copyright is valid and enforceable. None of the material Trademarks, Patents or Copyrights has been abandoned or dedicated.

      (d) Grantor is the sole and exclusive owner of the entire right, title and interest in and to each of its Trademarks, Patents and Copyrights, free and clear of any liens, charges and encumbrances except for Permitted Liens.

      (e) Grantor owns or holds no Pledged Collateral other than that described in Schedules 6, 7 and 8.

      (f) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

      (g) Grantor is the record and beneficial owner of the Pledged Collateral described in Schedules 6, 7 and 8 free and clear of any Lien, security interest, option or other charge or encumbrance, except for Permitted Liens.

      (h) Except as disclosed on Schedule 6 and subject to the Foreign Issuer Limit, the Pledged Shares constitute all of the issued and outstanding shares of stock of each of the Issuers and no such Issuer is under any contractual obligation to issue any additional shares of stock or any other securities, rights or indebtedness.

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      (i) Except as disclosed on Schedule 7 and subject to the Foreign Issuer
Limit, the Pledged Partnership Interests, if any, constitute all of the issued and outstanding interests in each of the Partnerships, if any, and no Partnership is under any contractual obligation to issue any additional interests or any other rights or indebtedness.

      (j) Except as disclosed on Schedule 8 and subject to the Foreign Issuer Limit, the Pledged LLC Interests, if any, constitute all of the issued and outstanding interests in each of the LLCs and no LLC is under any contractual obligation to issue any additional interests or any other rights or indebtedness.

      (k) All letters of credit to which Grantor has rights are listed on
Schedule 9 (as amended or supplemented from time to time) hereto.

      (l) Grantor owns, or has the rights to, no licenses, contracts, permits, agreements, contracts, approvals, authorizations or other rights that are subject to a restriction on pledge or assignment, except as indicated on
Schedule 10.

      SECTION 5. FURTHER ASSURANCES.

      (a) Grantor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce any of its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby. In

      (b) Grantor agrees that within ten (10) days of the identification of the existence of a claim in tort belonging to Grantor which has arisen in the course of Grantor's business (a "COMMERCIAL TORT Claim"), Grantor shall (i) notify Collateral Agent of such Commercial Tort Claim, and provide sufficient information to enable Collateral Agent to evaluate each such Commercial Tort Claim, including, but not limited to (v) information regarding the Person(s) against whom such Commercial Tort Claim may be made, (w) the nature of such Commercial Tort Claim, (x) the amount of damages claimed by Grantor, (y) the name and address of counsel representing Grantor with respect to such Commercial Tort Claim, if any, and (z) such other and further information as Collateral Agent deems necessary and desirable under the circumstances; (ii) upon request by Collateral Agent, execute such documentation as Collateral Agent may request, to assign and to grant to Collateral Agent a senior perfected security interest in each such Commercial Tort Claim.

      (c) Grantor hereby authorizes Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof is sufficient as a financing statement where permitted by law.

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      (d) Grantor will furnish to Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Collateral Agent may reasonably request, all in reasonable detail, in order to perfect and preserve the security interests granted or purported to be granted hereunder; and such other information as may reasonably be requested by Collateral Agent from time to time with respect to the Collateral.

      (e) If requested by Collateral Agent, Grantor will promptly provide waivers and agreements from Grantor's landlords and from any third-party possessing or controlling any Collateral, in form and substance satisfactory to Collateral Agent.

      (f) Collateral Agent may, at any time upon two days written notice, inspect any Collateral, inspect and audit any of Grantor's records, financial statements and reports (and make copies thereof), and inspect any of Grantors' premises and any other premises where Collateral or Grantor's records are located. Grantor agrees to cooperate, and to cause all of its employees, officers, accountants, bailees and agents, to cooperate fully and promptly with Collateral Agent and its designees in these matters.

      (i) Grantor will advise Collateral Agent in writing at least 10 days prior to owning any life insurance policy and, if requested by Collateral Agent, provide to Collateral Agent an assignment of that policy duly acknowledged by the insurer, in form and substance satisfactory to Collateral Agent.

      SECTION 6. AS TO EQUIPMENT AND INVENTORY. Grantor shall:

      (a) Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places specified therefor in Schedule 1 hereto or, upon 30 days' prior written notice to Collateral Agent, at other places in jurisdictions where all action required by Section 5 hereof shall have been taken to assure the continuation of the perfection of the security interest of Collateral Agent (for its benefit and the ratable benefit of Noteholders) with respect to the Equipment and Inventory.

      (b) Subject to provisions of the Purchase Agreement, maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment, and make or cause to be made all appropriate repairs, renewals and replacements thereof, to the extent not obsolete and consistent with past practice of Grantor, as quickly as practicable after the occurrence of any loss or damage thereto which are necessary or reasonably desirable to such end, except where the failure to do any of the foregoing would not result in a Material Adverse Effect (as defined in the Purchase Agreement).

      (c) Until satisfaction in full of the Obligations, at any time when an Event of Default has occurred and is continuing: (i) Grantor will perform any and all reasonable actions requested by Collateral Agent to enforce Collateral Agent's security interest in the Inventory and all of Collateral Agent's rights hereunder, such as leasing warehouses to Collateral Agent or its designee, placing and maintaining signs, appointing custodians, transferring Inventory to

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warehouses, and delivering to Collateral Agent warehouse receipts and documents of title in Collateral Agent's name; (ii) if any Inventory is in the possession or control of any of Grantor' agents, contractors or processors or any other third party, Grantor will notify Collateral Agent thereof and will notify such agents, contractors or processors or third party of Collateral Agent's security interest therein and, upon request, instruct them to hold all such Inventory for Collateral Agent and Grantor's account, as their interests may appear, and subject to Collateral Agent's instructions; (iii) Collateral Agent shall have the right to hold all Inventory subject to the security interest granted hereunder; and (iv) Collateral Agent shall have the right to take possession of the Inventory or any part thereof and to maintain such possession on Grantor's premises or to remove any or all of the Inventory to such other place or places as Collateral Agent desires in its sole discretion. If Collateral Agent exercises its right to take possession of the Inventory, Grantor, upon Collateral Agent's demand, will assemble the Inventory and make it available to Collateral Agent at Grantor's premises at which it is located.

      SECTION 7. AS TO ACCOUNTS

      (a) Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts, and the offices where it keeps all originals of all chattel paper which evidence Accounts, at the location therefor specified in Section 4(a) hereof or, upon 30 days' prior written notice to Collateral Agent, at such other locations in a jurisdiction where all actions required by Section 5 hereof shall have been taken with respect to the Accounts. Grantor will hold and preserve such records and chattel paper and will permit representatives of Collateral Agent, at any time during normal business hours, to inspect and make abstracts from such records and chattel paper.

      (b) Except as otherwise provided in this subsection (b), Grantor shall continue to collect in accordance with its customary practice, at its own expense, all amounts due or to become due to Grantor under the Accounts and, prior to the occurrence and continuance of an Event of Default, Grantor shall have the right to adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, all in accordance with its customary practices. In connection with such collections, Grantor may, upon the occurrence and during the continuation of an Event of Default, take (and at the direction of Collateral Agent shall take) such action as Grantor or Collateral Agent may reasonably deem necessary or advisable to enforce collection of the Accounts; provided, that following the occurrence and during the continuation of an Event of Default, Collateral Agent shall have the right to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Collateral Agent and, upon such notification and at the expense of Grantor, to enforce collection of any such Accounts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done. After receipt by Grantor of the notice referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by Grantor in respect of the Accounts shall be received in trust for the benefit of Collateral Agent (for the ratable benefit of Noteholders) hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over to Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to Grantor if such Event of Default shall have been cured or waived or (B) if such Event of Default shall be continuing, applied as provided by Section 15 hereof, and (ii) Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

      SECTION 8. AS TO TRADEMARKS, PATENTS, COPYRIGHTS, PATENT LICENSES AND COPYRIGHT LICENSES.

      (a) Grantor shall, either itself or through licensees, continue to use the Trademarks as each is currently used in Grantor's business in order to maintain the Trademarks in full force free from any claim of abandonment for nonuse, and
(ii) with respect to any Trademark constituting Collateral that Grantor has reasonably determined to be useful and material to the conduct of Grantor's business, Grantor will not (and will use its commercially reasonable best efforts not to permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated, unless, in the cases of clauses (i) and (ii), such failure to maintain or use a Trademark is not reasonably likely to have a Material Adverse Effect (as defined in the Purchase Agreement).

      (b) Grantor will not do any act, or omit to do any act, whereby the Patents or Copyrights may become abandoned or dedicated and Grantor shall notify Collateral Agent immediately if it knows of any reason or has reason to know that the application or registration of any of the Patents or Copyrights may become abandoned or dedicated, unless such abandonment or dedication is not reasonably likely to have a Material Adverse Effect (as defined in the Purchase Agreement).

      (c) Grantor will not, either itself or through any agent, employee, licensee or designee, (i) file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or
(ii) file any assignment of any Patent or Trademark, which Grantor may acquire from a third party, with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless Grantor shall, within 30 days after the date of such filing, notify Collateral Agent thereof, and, upon request of Collateral Agent in the exercise of its business judgment, execute and deliver any and all assignments, agreements, instruments, documents and papers as Collateral Agent may request to evidence Collateral Agent's interest in such Patent or Trademark and the goodwill and general intangibles of Grantor relating thereto or represented thereby, and Grantor hereby constitutes Collateral Agent its attorney-in- fact to execute and file all such writings for the foregoing purposes, all lawful acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

      (d) Grantor will take all necessary steps in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, in order to maintain in all material respects each registered Trademark, Patent and Copyright, and to pursue each application for registration of any Trademark, Patent and Copyright not listed on Schedules 3, 4 and 5 hereto, including, without limitation, filing of renewals, payment of maintenance fees, filing of affidavits of use, filing of affidavits of incontestability and opposition, and participation in opposition, interference and cancellation proceedings.

      (e) Grantor will perform all acts and execute and deliver all further instruments and documents, including, without limitation, financing statements or security agreements in form suitable for filing with the United States Patent and Trademark Office, and the United States Copyright Office, respectively, reasonably requested by Collateral Agent at any time to evidence, perfect, maintain, record and enforce Collateral Agent's interest in all Trademarks, Patents and Copyrights or otherwise in furtherance of the provisions of this Agreement, and Grantor hereby authorizes Collateral Agent to execute and file one or more accurate financing statements (and similar documents) or copies thereof or of this Agreement with respect to Patents, Trademarks and Copyrights signed only by Collateral Agent.

      (f) Grantor will, upon acquiring knowledge of any use by any person of any term or design likely to cause confusion with any Trademark, promptly notify Collateral Agent of such use, and if requested by Collateral Agent, shall join with Collateral Agent, at Grantor's expense, in such action as Collateral Agent, in its reasonable discretion, may deem advisable for the protection of Collateral Agent's interest in and to the Trademarks.

      (g) Grantor agrees that, should it obtain rights to any Patent, Trademark, Copyright, Patent License or Copyright Licenses which is not now identified on Schedules 3, 4 and 5, or become entitled to the benefit of any reissue, division, continuation, renewal, extension, or continuation-in-part of any Trademark, Patent, Copyright, Patent License or Copyright License, (i) Grantor shall give prompt written notice thereof to Collateral Agent, (ii) the provisions of Section 1 of this Agreement shall automatically apply to any such Trademark, Patent, Copyright, Patent License or Copyright License, and (iii) any such Trademark, Patent, Copyright, Patent License or Copyright License shall automatically become part of the Collateral.

      (h) If Grantor becomes aware that any Trademark, Patent, Copyright, Patent License or Copyright License is infringed or misappropriated by a third party, Grantor shall promptly notify Collateral Agent and shall, if reasonably requested by Collateral Agent, promptly sue for infringement or misappropriation and for recovery of all damages caused by such infringement or misappropriation, or, with the prior written consent of Collateral Agent, shall take such other actions as Collateral Agent shall reasonably deem appropriate under the circumstances to protect such Trademark, Patent, Copyright, Patent License or Copyright License.

      (i) Grantor shall continue to use reasonable and proper statutory notice in connection with its use of each registered Patent, Trademark and Copyright.

      (j) This Agreement is executed for collateral purposes only and upon payment in full of the Obligations, Collateral Agent shall, at Grantor' expense, execute and deliver to Grantor all deeds, assignments and other instruments as may be necessary or proper to re-vest in Grantor full title to the Trademarks, Patents, Copyrights, Patent License and Copyright Licenses, subject to any disposition thereof which may have been made by Collateral Agent pursuant hereto.

      SECTION 9. AS TO THE PLEDGED COLLATERAL; VOTING RIGHTS; DIVIDENDS; ETC.

      (a) So long as no Event of Default shall have occurred and be continuing:

            (i) Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Purchase Agreement;

            (ii) notwithstanding the provisions of Section 1 hereof, Grantor shall be entitled to receive and retain any and all dividends, interest or distributions paid in respect of the Pledged Collateral; provided, that any and all

                  (A) dividends, interest or distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, and

                  (B) dividends, interest or distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus; and

                  (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral;

shall be, and shall be forthwith delivered to Collateral Agent, to hold as Pledged Collateral and shall, if received by any of Grantor, be received in trust for the benefit of Collateral Agent, be segregated from the other property or funds of Grantor, and be forthwith delivered to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement); and

            (iii) Collateral Agent shall execute and deliver (or cause to be executed and delivered) to Grantor all such proxies and other instruments as Grantor may reasonably request for the purpose of enabling Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above;

      (b) Upon the occurrence and during the continuance of an Event of Default:

            (i) all rights of Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 9(a)(i) and to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 9(a)(ii) shall cease, and all such rights shall thereupon become vested in Collateral Agent, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral any such dividends; and

            (ii) all dividends which are received by Grantor contrary to the provisions of paragraph (i) of this Section 9(b) shall be received in trust for the benefit of Collateral Agent, shall be segregated from other funds of Grantor and shall be forthwith paid over to Collateral Agent as Pledged Collateral in tie same form as so received (with any necessary endorsement).

      SECTION 10. INSURANCE. Maintain insurance with insurers in amounts and on terms, reasonably satisfactory to Collateral Agent including: (i) liability insurance naming Collateral Agent as additional insured, (ii) casualty and loss insurance on all Grantor's assets for their full insurable value naming Collateral Agent as sole loss payee, and (iii) such other insurance as Collateral Agent may request. Grantor shall provide original policies and other evidence of insurance upon request and in any event, at least 10 days prior to the expiration of any existing policy, satisfactory to Collateral Agent. The policies of insurance (or the loss payable and additional insured endorsements delivered to Collateral Agent) shall contain provisions pursuant to which the insurer agrees to provide 30 days prior written notice to Collateral Agent in the event of any cancellation, amendment, modification or non-renewal of any such policy. Collateral Agent shall have the exclusive right to settle and adjust all insurance claims relating to any casualty or loss and may, in its sole discretion, apply the proceeds of any casualty and loss insurance against the Obligations, except as provided in the next sentence. If no Event of Default is continuing, and a casualty or loss involves Collateral having a value of $50,000 or less, at Grantor's option those proceeds shall not be required to be so applied to the Obligations to the extent (I) Grantor delivers a certificate to Collateral Agent promptly following the casualty or loss stating that Grantor intends to use those proceeds to replace, restore, repair or rebuild the assets so destroyed or lost within 60 days of that casualty or loss and (II) those proceeds are in fact used for that purpose within that period; provided, that if Grantor shall not have completed that replacement, restoration, repair or rebuilding within that period, Collateral Agent may, in its discretion, apply any remaining insurance proceeds to the Obligations. Collateral Agent shall not be obligated to release any insurance proceeds to Grantor while any Default is continuing and unless arrangements have been made to assure that the proceeds are used solely to replace, restore, repair or rebuild the Collateral to Collateral Agent's satisfaction. To the extent not used to replace, repair, restore or rebuild the Collateral or to the extent the conditions for Grantor's use of the proceeds hereunder have not been satisfied, those insurance proceeds may be applied to the Obligations in Collateral Agent's discretion.

Upon the occurrence and during the continuance of any Event of Default, all insurance payments in respect of Inventory, Equipment and other Collateral shall be held, applied and paid to Collateral Agent as specified in Section 15 hereof.

      SECTION 11. TRANSFERS TO OTHERS; LIENS; ADDITIONAL SHARES AND INTERESTS.

      (a) Grantor shall not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except, so long as no Event of Default has occurred and is continuing, for sales of assets that are not material in the ordinary course of business.

      (b) Grantor shall not create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure any obligation of any person or entity, except for the security interest created by this Agreement, for Permitted Liens and source code escrow arrangements entered into in the ordinary course of business.

      (c) Grantor agrees that it will (i) cause each of the Issuers that are wholly-owned Subsidiaries not to issue any stock or other securities in addition to or substitution for the Pledged Shares issued by such Issuer, except to Grantor, and (ii) pledge hereunder, subject to the Foreign Issuer Limit, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional shares of stock or other securities of each Issuer.

      (d) Grantor agrees that it will (i) cause each of the Partnerships, if any, that are wholly-owned Subsidiaries not to issue any interests in addition to or substitution for the Pledged Partnership Interests issued by such Issuer, except to Grantor, and (ii) pledge hereunder, subject to the Foreign Issuer Limit, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional interests of each Partnership.

      (e) Grantor agrees that it will (i) cause each of the LLCs that are wholly-owned Subsidiaries not to issue any interests in addition to or substitution for the Pledged LLC Interests issued by such LLC, except to Grantor and (ii) pledge hereunder, subject to the Foreign Issuer Limit, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional interests of each LLC.

      SECTION 12. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Grantor hereby irrevocably appoints Collateral Agent as Grantor's attorney-in-fact (which appointment shall be irrevocable and deemed coupled with an interest), with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in Collateral Agent's discretion, upon and during the occurrence and continuation of an Event of Default, to take any action and to execute any instrument which Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (i) to obtain and adjust insurance required to be paid to
            Collateral Agent pursuant to Section 10 hereof,

                  (ii) to ask, demand, collect, sue for, recover, compound,
            receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause
            (i) or (ii) above,

                  (iv) to receive, endorse and collect all instruments made
            payable to Grantor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, and

                  (v) to file any claims or take any action or institute any proceedings which Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral.

      SECTION 13. COLLATERAL AGENT MAY PERFORM. If Grantor fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of Collateral Agent incurred in connection therewith shall be payable by Grantor under Section 16(b) hereof.

      SECTION 14. EVENTS OF DEFAULT. The occurrence of any of the following shall be an "EVENT OF DEFAULT":

      (a) Any Event of Default (as defined in the Guaranty or the Notes);

      (b) Any failure by Grantor to observe or perform any of the terms and conditions of this Security Agreement;

      (c) Any transfer or disposition of any Collateral, except as expressly permitted by this Security Agreement or any other Transaction Document;

      (d) Any attachment, execution or levy on any Collateral having a value in excess of $25,000 in the aggregate;

      (e) Grantor shall fail to comply with, or become subject to any administrative or judicial proceeding under any federal, state or local (i) hazardous waste or environmental law, (ii) asset forfeiture or similar law which can result in the forfeiture of property, or (iii) other law, where noncompliance may, in Collateral Agent's reasonable judgment, have any adverse effect on the Collateral or Collateral Agent's rights or remedies with respect to the Collateral; or

      (f) There shall have occurred any default under any of the Other Notes that would entitle the holders thereof to accelerate any of such Other Notes but for the restrictions contained in the Intercreditor Agreement or the Collateral Agency Agreement.

      SECTION 15. REMEDIES. If any Event of Default shall have occurred and be continuing:

      (a) Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC and also may (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Collateral Agent forthwith, assemble all or part of the Collateral as directed by Collateral Agent and make it available to Collateral Agent at a place to be designated by Collateral Agent which is reasonably convenient to both parties and (ii) without notice except as specified in the following sentence, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable. Grantor agrees that, to the extent notice of such sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      (b) Collateral Agent may instruct Grantor not to make any further use of the Patents, Copyrights or Trademarks or any mark similar thereto for any purpose to the extent that such use would be inconsistent with the exercise by Collateral Agent of any other remedies under this Section.

      (c) Collateral Agent may license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Trademarks, Patents or Copyrights throughout the world for such term or terms, on such conditions, and in such manner, as Collateral Agent shall in its sole discretion determine.

      (d) Collateral Agent may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Grantor in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and Grantor hereby releases Collateral Agent from, and agrees to hold Collateral Agent free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement.

      (e) In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, Grantor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Trademarks, Patents or Copyrights, and its customer lists and other records relating to the Trademarks, Patents or Copyrights and to the distribution of said products, to Collateral Agent or its designee.

      (f) In order to implement the assignment, sale or other disposal of any of the Trademarks, Patents or Copyrights, Collateral Agent may, at any time, pursuant to the authority granted in Section 12 hereof, execute and deliver on behalf of Grantor, one or more instruments of assignment of the Trademarks, Patents or Copyrights (or any application of registration thereof), in form suitable for filing, recording or registration in any country.

      (g) All cash proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Collateral Agent, be held by Collateral Agent as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to Collateral Agent pursuant to Section 16 hereof) in whole or in part against, all or any part of the Obligations in such order as Collateral Agent shall elect. Any surplus of such cash or cash proceeds held by Collateral Agent and remaining after payment in full of all the Obligations shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus.

      (h) If at any time when Collateral Agent shall determine to exercise its right to sell all or any part of the Pledged Collateral pursuant to this Section 15, such Pledged Collateral or the part thereof to be sold shall not be effectively registered under the Securities Act of 1933, as amended, and as from time to time in effect, and the rules and regulations thereunder (the "SECURITIES ACT"), Collateral Agent is hereby expressly authorized to sell such Pledged Collateral or such part thereof by private sale in such manner and under such circumstances as Collateral Agent may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event Collateral Agent, in compliance with applicable securities laws, (a) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or such part thereof shall have been filed under such Securities Act, (b) may approach and negotiate with a restricted number of potential purchasers to effect such sale and (c) may restrict such sale to purchasers as to their number, nature of business and investment intention including without limitation to purchasers each of whom will represent and agree to the satisfaction of Collateral Agent that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Collateral, or part thereof, it being understood that Collateral Agent may cause or require Grantor, and Grantor hereby agrees upon the written request of Collateral Agent, to cause (i) a legend or legends to be placed on the certificates to be delivered to such purchasers to the effect that the Pledged Collateral represented thereby have not been registered under the Securities Act and setting forth or referring to restrictions on the transferability of such securities; and (ii) the issuance of stop transfer instructions to such Issuer's transfer agent, if any, with respect to the Pledged Collateral, or, if such Issuer transfers its own securities, a notation in the appropriate records of such Issuer. In the event of any such sale, Grantor does hereby consent and agree that Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price which Collateral Agent may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were public and deferred until after registration as aforesaid.

      (i) For the purpose of enabling Collateral Agent to exercise rights and remedies under this Agreement, (including in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Collateral Agent shall be lawfully entitled to exercise those rights and remedies, Grantor hereby grants to Collateral Agent, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, license or sublicense any Trademarks, Patents, Copyrights, licenses, names and General Intangibles of any kind now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

      SECTION 16. INDEMNITY AND EXPENSES.

      (a) Grantor agrees to indemnify Collateral Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities directly arising from Collateral Agent's own gross negligence or willful misconduct.

      (b) Grantor will upon demand pay to Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Collateral Agent hereunder or (iv) the failure by any of Grantor to perform or observe any of the provisions hereof.

      (c) Grantor assume all responsibility and liability arising from the use of the Trademarks, Patents and Copyrights, and Grantor hereby indemnify and hold Collateral Agent harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted or sold by any of Grantor in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by any of Grantor except as the same may have resulted from the gross negligence or willful misconduct of Collateral Agent.

      (d) Grantor agree that Collateral Agent does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by any of Grantor, and except as the same may have resulted from the gross negligence or willful misconduct of Collateral Agent, Grantor hereby agree to indemnify and hold Collateral Agent harmless with respect to any and all claims by any person relating thereto.

      SECTION 17. SECURITY INTEREST ABSOLUTE. All rights of Collateral Agent and security interests hereunder, and all obligations of Grantor hereunder, shall be absolute and unconditional, irrespective of any circumstance which might constitute a defense available to, or a discharge of, any guarantor or other obligor in respect of the Obligations.

      SECTION 18. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement, nor any consent to any departure by any of Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 19. NOTICES. All notices, consents, requests, and other communications under this Agreement shall be in writing and shall be effective:
(i) upon delivery by hand; (ii) one day after being deposited with a recognized overnight delivery service; or (iii) three days after being deposited in the United States mail, first-class, postage prepaid, registered or certified, return receipt requested -- in each case addressed to such party as follows (or to such other address as hereafter may be designated in writing by such party to the other party):

                  If to Grantor:

                        151 Railroad Avenue
                        Greenwich Connecticut 06830
                        Attention: Ernest Mysogland
                        Telecopier No.: (203) 422-5329
                        Telephone No.: 203 422 2950

                  If to Collateral Agent:

                        Crestview Capital Funds
                        95 Revere Drive, Suite A
                        Northbrook, IL 60062
                        Attention: Robert M. Hoyt, Ph.D
                        Telecopier No.: (847) 559-0060
                        Telephone No.: (847) 559-5807

                  with a copy to:

                        Lowenstein Sandler PC
                        65 Livingston Avenue
                        Roseland, NJ 07068

                        Attn: Steven Siesser
                        Telecopier No.: 973-597-2400
                        Telephone No.: 973-597-2500

      SECTION 20. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until final and indefeasible payment in full of the Obligations, (ii) be binding upon Grantor, its successors and assigns and (iii) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and each of Noteholders and their respective successors, transferees and assigns. Upon the final and indefeasible payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert and be deemed reassigned to Grantor subject to any existing liens, security interests or encumbrances on such Collateral (other than the liens granted pursuant to this Agreement). Upon any such termination, Collateral Agent will, at Grantor' request and expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination, reversions and/or reassignment, without recourse, representation or warranty of any kind.

      SECTION 21. COLLATERAL AGENT'S DUTIES. The powers conferred on Collateral Agent hereunder are solely to protect its interest and the interests of Noteholders in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, including, without limitation, ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Collateral Agent has or is deemed to have knowledge of such matters.

      SECTION 22. GOVERNING LAW; JURISDICTION; JURY TRIAL WAIVER This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

      SECTION 23. HEADINGS. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, Grantor and Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                          GRANTOR:

                                          WARP SOLUTIONS, INC.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                          COLLATERAL AGENT:

                                          CRESTVIEW CAPITAL MASTER, LLC

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

            [SIGNATURE PAGE TO SENIOR SUBSIDIARY SECURITY AGREEMENT]

                     SCHEDULES TO SENIOR SECURITY AGREEMENT
                              WARP SOLUTIONS, INC.

                                   SCHEDULE 1

                      LOCATIONS OF EQUIPMENT AND INVENTORY

151 Railroad Avenue,
Greenwich, CT  06830

                                   SCHEDULE 2

         JURISDICTION OF FORMATION, LOCATION OF CHIEF EXECUTIVE OFFICE,
CHIEF PLACE OF BUSINESS AND LOCATIONS WHERE RECORDS CONCERNING ACCOUNTS ARE KEPT

Jurisdiction:                  Delaware

Chief Executive Office:        151 Railroad Avenue
                               Greenwich, CT 06830

Business & Records:            151 Railroad Avenue
                               Greenwich, CT 06830

                                   SCHEDULE 3

                                   TRADEMARKS

                              SEE ATTACHED EXHIBIT

                                   SCHEDULE 4

                                    PATENTS

                              SEE ATTACHED EXHIBIT

                                   SCHEDULE 5

                                   COPYRIGHTS

                              SEE ATTACHED EXHIBIT

                                   SCHEDULE 6

                                 PLEDGED SHARES

                                      NONE

                                   SCHEDULE 7

                           PLEDGED PARTNERSHIP SHARES

                                      NONE

                                   SCHEDULE 8

                             PLEDGED LLC INTERESTS

                                      NONE

                                   SCHEDULE 9

                            LETTER OF CREDIT RIGHTS

                                      NONE

                                  SCHEDULE 10

                           RESTRICTIONS ON ASSIGNMENT

                                      NONE

                                      -33-